                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 1, 2000


                               GSI Lumonics Inc.
                               -----------------
               (Exact Name of Registrant as Specified in Charter)



  New Brunswick, Canada          333-71449                    N/A
--------------------------    ----------------    ---------------------------
 (State or Other Juris-       (Commission File   (IRS Employer Identification
diction of Incorporation)          Number)                 Number)

105 Schneider Road, Kanata, Ontario, Canada                  K2K1Y3
-------------------------------------------       ---------------------------
 (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code # (613) 592-1460


                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets.

     On October 16, 2000, GSI Lumonics Inc. filed a Current Report on Form 8-K to report under Item 2 the sale of the assets of its Life Sciences business to Packard BioScience Company on October 2, 2000. This amendment is being filed to provide the required pro forma financial information under Item 7 of Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(b)  Pro Forma Financial Information:

The unaudited pro forma condensed consolidated financial information of GSI Lumonics Inc. was prepared to illustrate the estimated effects of the sale of GSI Lumonics Inc.'s Life Sciences Business to Packard BioScience Company for balance sheet purposes as at June 30, 2000 and for purposes of the results of operations for the six months ended June 30, 2000 and for the year ended December 31, 1999.

Based upon the terms of the Asset Purchase Agreement dated August 19, 2000 (the "Agreement"), and the resulting attributes of the sale, the unaudited pro forma consolidated balance sheet as at June 30, 2000 gives effect to the sale of net assets related to the Life Sciences Business of GSI Lumonics Inc. as though such sale had occurred on June 30, 2000. The unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2000 and the year ended December 31, 1999 give effect to the sale as if it had occurred on January 1, 1999.

The following GSI Lumonics Inc. pro forma financial statements have been prepared in accordance with accounting principles generally accepted in the United States based on the historical financial statements of GSI Lumonics Inc. and GSI Lumonics Inc.'s Life Sciences Business.

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
GSI LUMONICS INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2000

                                                                      Consolidated
                                                                          GSI              Pro Forma          Pro Forma
                                                            Notes       Lumonics          Adjustments        Consolidated
                                                         ------------------------------------------------------------------
                                                                    (Thousands of U.S. dollars)
ASSETS
Current assets
   Cash and cash equivalents                                   2.1            71,675              40,000            111,675
   Short-term investments                                      2.1            21,297              60,000             81,297
   Accounts receivable                                         2.2            83,937              (4,469)            79,468
   Due from related party                                                      2,340                                  2,340
   Inventories                                                 2.2            93,923              (2,396)            91,527
   Deferred tax assets                                                        22,479                                 22,479
   Other assets                                                                4,313                                  4,313
   Current portion of swap contracts                                             649                                    649
---------------------------------------------------------------------------------------------------------------------------
Total current assets                                                         300,613              93,135            393,748

Capital assets                                                 2.2            43,583                (413)            43,170
Other assets                                                                   5,083                                  5,083
Goodwill and other intangible assets                           2.2            19,266                (827)            18,439
---------------------------------------------------------------------------------------------------------------------------
                                                                             368,545              91,895            460,440
===========================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Bank indebtedness                                                          16,647                                 16,647
   Accounts payable                                            2.2            28,107                (568)            27,539
   Accrued compensation and benefits                           2.2            13,211                (523)            12,688
   Other accrued expenses                                      2.2            47,333                (837)            82,496
                                                               2.2                                36,000
   Current portion of deferred compensation                                      127                                    127
   Current portion of long-term debt                                           1,895                                  1,895
---------------------------------------------------------------------------------------------------------------------------
Total current liabilities                                                    107,320              34,072            141,392

Deferred income tax liability                                                  2,742                                  2,742
Deferred compensation                                                          2,180                                  2,180
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                            112,242              34,072            146,314

Stockholders' equity
   Capital stock                                                             298,026                                298,026
   Retained earnings (deficit)                                 2.1           (33,631)            100,000             24,192
                                                               2.2                                (6,177)
                                                               2.2                               (36,000)
   Accumulated other comprehensive income                                     (8,092)                                (8,092)
---------------------------------------------------------------------------------------------------------------------------
Total stockholders' equity                                                   256,303              57,823            314,126
---------------------------------------------------------------------------------------------------------------------------
                                                                             368,545              91,895            460,440
===========================================================================================================================

See accompanying notes

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

GSI LUMONICS INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended June 30, 2000


                                                                      Consolidated
                                                                           GSI             Pro Forma           Pro Forma
                                                                        Lumonics          Adjustments        Consolidated
                                                                    -------------------------------------------------------
                                                                    (Thousands of U.S. dollars, except share amounts)
Sales                                                                        180,737              (7,769)           172,968
Cost of goods sold                                                           106,766              (3,814)           102,952
---------------------------------------------------------------------------------------------------------------------------
Gross profit                                                                  73,971              (3,955)            70,016

Operating expenses:
Selling, general & administrative                                             40,227              (2,312)            37,915
Research & development                                                        17,283              (2,379)            14,904
Amortization of intangibles                                                    2,381                 (83)             2,298
Restructuring and other                                                       (2,670)                                (2,670)
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations                                                 16,750                 819             17,569

Gain on sale of assets                                                           708                                    708
Interest income (expense), net                                                   584                                    584
Foreign exchange transaction gains (losses)                                   (1,774)                                (1,774)
---------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes                                             16,268                 819             17,087
Income tax provision (benefit)                                                 5,674                 300              5,974
---------------------------------------------------------------------------------------------------------------------------
Net income (loss) for the period                                              10,594                 519             11,113
===========================================================================================================================

Net income per share:
 - Basic                                                                       $0.29                                  $0.31
 - Diluted                                                                     $0.28                                  $0.29
Weighted average common shares outstanding (000's)
 - Basic                                                                      36,416                                 36,416
 - Diluted                                                                    38,511                                 38,511


See accompanying notes

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

GSI LUMONICS INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 1999


                                                                      Consolidated
                                                                           GSI             Pro Forma           Pro Forma
                                                                        Lumonics          Adjustments        Consolidated
                                                                    -------------------------------------------------------
                                                                    (Thousands of U.S. dollars, except share amounts)

Sales                                                                        274,550             (13,790)           260,760
Cost of goods sold                                                           178,773              (6,091)           172,682
---------------------------------------------------------------------------------------------------------------------------
Gross profit                                                                  95,777              (7,699)            88,078

Operating expenses:
Selling, general & administrative                                             64,653              (3,021)            61,632
Research & development                                                        28,700              (2,973)            25,727
Amortization of intangibles                                                    4,070                (124)             3,946
Acquired in-process research and development                                  14,830              (4,100)            10,730
Restructuring and other                                                       19,631                                 19,631
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from operations                                                (36,107)              2,519            (33,588)

Gain on sale of assets                                                         1,599                                  1,599
Interest income (expense), net                                                    89                                     89
Foreign exchange transaction gains (losses)                                   (2,911)                                (2,911)
---------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes                                            (37,330)              2,519             34,811
Income tax provision (benefit)                                                (2,556)                900             (1,656)

---------------------------------------------------------------------------------------------------------------------------
Net income (loss) for the period                                             (34,774)              1,619            (33,155)
===========================================================================================================================

Net income per share:
 - Basic                                                                      $(1.14)                                $(1.09)
 - Diluted                                                                    $(1.14)                                $(1.09)
Weighted average common shares outstanding (000's)
 - Basic                                                                      30,442                                 30,442
 - Diluted                                                                    30,442                                 30,442


See accompanying notes

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GSI LUMONICS INC.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements (in U.S. dollars)

1. BASIS OF PRESENTATION

The unaudited pro forma condensed consolidated financial statements were prepared to illustrate the estimated effects of the sale of net assets of the Life Sciences Business ("Life Sciences") of GSI Lumonics Inc. ("GSI Lumonics") pursuant to the Asset Purchase Agreement (the "Agreement") entered into as of August 19, 2000 and consummated as of October 2, 2000 between GSI Lumonics and Packard BioScience Company ("Packard"). Pursuant to the Agreement, GSI Lumonics sold certain assets including accounts receivable, inventories, property, plant and equipment and intangible assets for proceeds of $40,000,000 cash and 4,571,429 shares of Packard common stock. Packard also assumed certain liabilities pursuant to the Agreement.

Life Sciences was a separately managed product line in the GSI Lumonics' Billerica, Massachusetts, facility. Life Sciences manufactures laser-based microarray scanners and related analytical software used to read and interpret gene expression experiments. Major customers for these products include universities, research laboratories, and Government agencies. The business' principal markets are in the United States, Japan and Germany.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared by management of GSI Lumonics based on the unaudited and audited consolidated financial statements of GSI Lumonics, prepared in accordance with accounting principles generally accepted in the United States ("US GAAP"), as at and for the six months ended June 30, 2000 and for the year ended December 31, 1999, respectively, and the unaudited and audited statements of net assets of Life Sciences prepared in accordance with US GAAP, as at and for the six months ended June 30, 2000 and for the year ended December 31, 1999, respectively. The accounting policies used in the preparation of the pro forma condensed consolidated financial statements are those disclosed in GSI Lumonics' 1999 Annual Report on Form 10-K filed with the SEC.

In the opinion of the management of GSI Lumonics, these pro forma condensed consolidated financial statements include all adjustments necessary for a fair presentation of pro forma financial statements.

The pro forma condensed consolidated financial statements are not necessarily indicative of the results that actually would have been achieved if the transactions reflected therein had been completed on the dates indicated or the results which may be obtained in the future. In preparing these pro forma condensed consolidated financial statements, no adjustments have been made to reflect transactions which have occurred since the dates indicated or to reflect the operating benefits and general and administrative cost savings expected to result from selling Life Sciences.

The pro forma condensed consolidated financial statements should be read in conjunction with the description of the sale as filed with the SEC on Form 8-K on October 16, 2000, the unaudited and audited consolidated financial statements of GSI Lumonics as at and for the six months ended June 30, 2000 and for the year ended December 31, 1999, respectively, and notes thereto, and the unaudited and audited statements for Life Sciences as at and for the six month period ended June 30, 2000 and as at and for the year ended December 31, 1999, respectively, and notes thereto.


2. TRANSACTIONS GIVING EFFECT TO THE SALE

2.1 Consideration received

To record the purchase price received for the sale of Life Sciences of $40 million in cash and 4,571,429 shares of Packard common stock. The value assigned to the shares is based on management's estimate and subject to adjustment when management's valuation is finalized.

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2.2 Gain on sale

To calculate the estimated gain on sale of Life Sciences as follows:

                                            $ (000's)
                                            ---------
Sale proceeds -   Cash (2.1)                  40,000
       Shares (2.1)                           60,000
                                            --------
                                             100,000
                                            --------
Net assets sold:
Current assets                                (6,865)
Capital assets                                  (413)
Goodwill and other intangible assets            (827)
Current liabilities                            1,928
                                            --------
                                              (6,177)
                                            --------

Gain on sale                                  93,823
Income taxes payable                         (36,000)
                                            --------

Gain on sale, net of taxes                    57,823
                                            --------

The allocation of the sale proceeds is preliminary and based on management's initial estimate of the value of Packard common stock received on the sale and on the net book value of Life Sciences as at June 30, 2000. The final sale proceeds valuation and allocation and the determination of gain on sale on the closing date may differ significantly from the preliminary numbers.

The income statements do not reflect the gain on sale.

2.3 Interest earned on sale proceeds

                                                           Six months ended     Year ended
                                                            June 30, 2000    December 31, 1999
                                                                $000`s            $000`s

To give effect to interest earned on cash sale proceeds
of $40 million                                                        1,000              2,000
                                                           ================  =================

To give effect to income taxes on the above adjustment                  350                700
                                                           ================  =================


The income statements do not reflect such amounts.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           GSI LUMONICS INC.


Date:  November 13, 2000        By: /s/ THOMAS R. SWAIN
                                    ----------------------
                                    Name:  Thomas R. Swain
                                    Title: Chief Financial Officer

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